UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2008

ThermoGenesis Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-82900	94-3018487
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2711 Citrus Rd., Rancho Cordova, California		95742
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	916-858-5100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On June 30, 2008, Philip Coelho resigned from the Board of Directors of ThermoGenesis Corp. to focus on other business commitments and other corporate boards. There are no disagreements between Mr. Coelho and the registrant.

Mr. Coelho continues to actively consult with the Company on its patents and intellectual property directed at product development.

The Company is grateful for the many years of contribution as founder of the Company, for serving over 15 years as CEO and for the product research and development efforts led by Mr. Coelho that culminated in the Company's current products and market position on stem cell efforts.

ThermoGenesis Corp. is continuing its efforts to add additional independent directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ThermoGenesis Corp.

July 3, 2008	By:	Matthew Plavan

Name: Matthew Plavan
Title: CFO